Exhibit 99.1
FIFTH AMENDMENT TO CREDIT AGREEMENT
     This Fifth Amendment to Credit Agreement (the “Amendment”) is made as of December 28, 2005, by and among CERNER CORPORATION, a Delaware corporation (the “Borrower”); U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as Administrative Agent, Lead Arranger, Swingline Lender, Issuing Bank and a Bank; LASALLE BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as Documentation Agent and a Bank; COMMERCE BANK, N.A., a national banking association, in its capacity as a Bank; and UMB BANK, N.A., a national banking association, in its capacity as a Bank. Capitalized terms used and not defined hereunder have the meanings given to them in the Credit Agreement referred to below.
Preliminary Statements
     (a) The Borrower and the Bank Parties are parties to a Credit Agreement dated as of May 31, 2002, as amended by (1) a First Amendment to Credit Agreement dated as of July 22, 2002, (2) a Second Amendment to Credit Agreement dated as of April 30, 2003, (3) a Third Amendment to Credit Agreement dated as of September 1, 2004, and (4) a Fourth Amendment to Credit Agreement dated as of December 28, 2004 (as so amended, the “Credit Agreement”).
     (b) The Borrower has requested that certain provisions of the Credit Agreement dealing with the Borrower’s Subsidiaries be amended in certain respects. The Bank Parties are willing to agree to the foregoing requests, subject, however, to the terms, conditions and agreements set forth below.
     NOW, THEREFORE, the parties agree as follows:
     1. Removal of Net Worth Restriction on Foreign Subsidiaries; New Domestic Net Worth Requirement. Section 6.9(c) of the Credit Agreement is deleted. A new Section 6.20 is added to the Credit Agreement which reads as follows:
     6.20 Consolidated Net Worth of Cerner and its Domestic Subsidiaries. The Borrower shall maintain, as of the last day of each fiscal quarter, a Consolidated Net Worth, for itself and its Subsidiaries (other than Foreign Subsidiaries), of not less than $500 million, plus beginning December 31, 2006, 50% of cumulative Consolidated Net Income (but not loss) since January 1, 2006 to the most recently ended fiscal year of the Borrower.
     2. Investments in Foreign Subsidiaries. Section 6.13(f)(5) of the Credit Agreement is deleted and is replaced by the following:
(5)	Investments, at any time after the Closing Date, by the Borrower or any Guarantor Subsidiary in any Foreign Subsidiary, provided that,
(A)	no Default or Event of Default then exists or would result therefrom, and

(B)	the aggregate amount of new Investments in Foreign Subsidiaries made during any fiscal quarter and the preceding three fiscal quarters does not exceed 20% of Consolidated Total Assets.

     3. Permitted Investment in Foreign Subsidiary Not Subject to Section 6.10 Asset Transfer Restrictions; Conforming Change. Section 6.10(e) of the Credit Agreement is deleted and is replaced by the following:
(e)	any transfer of assets (1) by any Guarantor Subsidiary to the Borrower, or (2) by the Borrower to any Guarantor Subsidiary or by any Guarantor Subsidiary to any other Guarantor Subsidiary, (3) by the Borrower or any Guarantor Subsidiary to any Foreign Subsidiary, insofar as such transfer constitutes an Investment which is permitted under Section 6.13(f)(5) hereof, or (4) by the Borrower or any Guarantor Subsidiary to any Subsidiary of the Borrower (other than a Foreign Subsidiary) formed after the Fourth Amendment Closing Date and who is not then in default of its obligation to become a Guarantor Subsidiary pursuant to Section 6.9(b) hereof, provided that, in the case of a transfer to a Guarantor Subsidiary or any such newly-formed Subsidiary, (A) no Default or Event of Default then exists or would result therefrom, and (B) if the transfer of assets would cause the aggregate amount of all assets transferred to any of the Guarantor Subsidiaries (and/or to any such newly-formed Subsidiaries) during such fiscal quarter to exceed 5% of Consolidated Total Assets, the Borrower gives the Administrative Agent written notice of the nature and specifics of such transfer (and all prior transfers during such fiscal quarter) not more than five Business Days after the date of such transfer.
     4. Transactions with Affiliates. Section 6.15 of the Credit Agreement is deleted and is replaced by the following:
     6.15. Transactions With Affiliates. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, (a) make any Investment in an Affiliate, (b) transfer, sell, lease, assign or otherwise dispose of any assets to an Affiliate, (c) merge or consolidate with or purchase or acquire any assets from an Affiliate, (d) Guarantee or assume any obligations of an Affiliate, or (e) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate; provided that (1) any Affiliate who is an individual may serve as a director, officer or employee of the Borrower, or any of its Subsidiaries and receive compensation or indemnification in connection with his services in such capacity, (2) the Borrower or any Subsidiary may enter into any sale, license, lease or similar transaction with an Affiliate in the ordinary course of business if the monetary or business consideration arising therefrom would be not materially less advantageous to the Borrower or the Subsidiary as the monetary or business consideration which it would obtain in a comparable arm’s-length transaction with a similarly situated Person not an Affiliate, and (3) the prohibitions in subparts (a) and (d) of this Section 6.15 on transactions with Affiliates are modified as follows: (A) the prohibitions do not apply insofar as such Investment or Guarantee, as the case may be, exists on the Closing Date, and (B) notwithstanding such prohibitions, (i) the Borrower may Guarantee or assume any obligations of a Subsidiary (provided that (I)
Fifth Amendment to Credit Agreement — Page 2

insofar as the obligations being Guaranteed or assumed include any obligation of the Subsidiary to pay Indebtedness, the aggregate outstanding amount of such Guaranteed or assumed Indebtedness does not exceed $25,000,000 at any time, and (II) the Borrower itself could have entered into the transaction or transactions giving rise to the obligations being Guaranteed or assumed without violating any provision of this Agreement), and (ii) the Borrower may make such Investments and Guarantee such obligations if the aggregate outstanding amount of such Investments and such Guaranteed obligations does not at any time exceed 20% of Consolidated Total Assets. In addition, the prohibitions in subpart (a) of this Section 6.15 shall not apply to any Investment permitted under Section 6.13(f) hereof. Similarly the prohibitions in subpart (b) of this Section 6.15 shall not apply to any transfer of assets made in accordance with the provisions of Section 6.10(e) hereof.
     5. Updated Subsidiary Schedule.
(a) Section 5.12. Section 5.12 of the Credit Agreement is deleted and is replaced by the following:
     5.12. Subsidiaries. Each of the Subsidiaries listed on Schedule 5.12 hereto (other than the Foreign Subsidiaries) is a Wholly-Owned Subsidiary of the Borrower, and the Borrower owns and has good title to (free and clear of all Liens), and has the unencumbered right to vote all the outstanding shares of capital stock of each such Subsidiary. Except as shown on Schedule 5.12, each of the Foreign Subsidiaries is a Wholly-Owned Subsidiary of Cerner International, Inc., which owns and has good title to (free and clear of all Liens), and has the unencumbered right to vote all the outstanding shares of capital stock of each such Foreign Subsidiary. As of the date of the Fifth Amendment, the Borrower has only the Subsidiaries listed on Schedule 5.12 hereto.
(b) New Schedule. Schedule 5.12 to the Credit Agreement is deleted and is replaced by Schedule 5.12 to this Amendment.
(c) New Defined Term. Section 1.1 of the Credit Agreement is amended to add the following defined term:
     “Fifth Amendment” shall mean the Fifth Amendment to Credit Agreement, dated as of December 28, 2005, among the Borrower and the Bank Parties.
     6. Conditions Precedent to Amendment. Notwithstanding anything in this Amendment to the contrary, unless and to the extent the Administrative Agent waives the benefits of this sentence by giving written notice thereof to the Borrower, none of the Bank Parties shall have any duties under this Amendment, nor shall any waivers, releases or other concessions, if any, made or given by any of the Bank Parties under this Amendment be effective, in each case until the Administrative Agent has received fully executed originals of each of the following, each in form and substance satisfactory to the Administrative Agent:
Fifth Amendment to Credit Agreement — Page 3

     (a) Amendment. This Amendment; and
     (b) Other. Such other documents as the Administrative Agent may reasonably request in connection with the transactions contemplated hereby.
     7. Representations and Warranties. The Borrower represents and warrants to the Bank Parties as follows: (a) it is a duly organized and validly existing corporation and has full corporate power and authority to enter into this Amendment and any documents or transactions contemplated hereby and to pay and perform its obligations in respect of each of the foregoing; (b) the execution, delivery and performance by the Borrower of this Amendment and any documents contemplated hereby or any transactions contemplated hereby do not violate or conflict with, or require any consent under (except for any consents that have already been obtained and remain in effect), (i) the Borrower’s certificate of incorporation, by-laws, or any other agreement or document relating to the Borrower’s existence or authority to act, (ii) any agreement or instrument to which the Borrower is a party or by which the Borrower or any of its properties is bound, (iii) any court order, judicial proceeding or any administrative or arbitral order or decree, or (iv) any applicable law, rule or regulation; and (c) no authorization, approval or consent of or by, and no notice to or filing or registration with, any governmental authority or any other Person (except for any such authorization, approval, consent, notice, filing or registration which has already been obtained, given or made, as the case may be, and which remains in effect) is necessary for the Borrower to enter into this Amendment or any document contemplated hereby or any transaction contemplated hereby or to perform its obligations with respect to each of the foregoing.
     8. Reaffirmation of Credit Documents. The Borrower reaffirms its obligations under the Credit Agreement and the other Credit Documents to which it is a party or by which it is bound, and represents, warrants and covenants to the Bank Parties, as a material inducement to the Bank Parties to enter into this Amendment and the transactions contemplated hereby, that (a) the Borrower has no (and, in any event, hereby waives any) defense, claim or right of setoff in respect of the Credit Agreement, any of the other Credit Documents or the actions or inactions of any of the Bank Parties; and (b) all representations and warranties made by the Borrower in the Credit Agreement and the other Credit Documents are true and complete on the date hereof as if made on the date hereof, except for any such representations or warranties which specifically and expressly relate to an earlier date, which representations and warranties were true and complete as of such earlier date.
     9. No Other Amendments. Except as amended hereby, the Credit Agreement and the other Credit Documents shall remain in full force and effect and be binding on the Borrower in accordance with their respective terms.
     10. Counterparts; Fax Signatures. This Amendment and any document contemplated hereby may be executed in one or more counterparts and by different parties thereto, all of which counterparts, when taken together, shall constitute but one agreement. This Amendment and any document contemplated hereby may be executed and delivered by facsimile or other electronic transmission, and any such execution or delivery shall be fully effective as if executed and delivered in person.
     11. Legal Fees. The Borrower shall pay the reasonable legal fees and expenses incurred by the Administrative Agent in connection with the preparation and closing of this Amendment and any other documents referred to herein and the consummation of any transactions referred to herein.
     12. Mo.Rev.Stat. § 432.047 Required Notice. The following statement is given pursuant to Mo.Rev.Stat. § 432.047: “Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are
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not enforceable, regardless of the legal theory upon which it is based that is in any way related to the credit agreement. To protect you (borrower(s)) and us (creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.” All other Credit Documents are incorporated into this Amendment; provided, however, that, to the extent of any direct conflict between the terms and conditions of the other Credit Documents and this Amendment, the terms and conditions of this Amendment shall prevail and govern.
     13. Governing Law. This Amendment shall be governed by the laws of the State of Missouri without regard to any choice of law rule thereof giving effect to the laws of any other jurisdiction.
[signature page(s) to follow]
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     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

CERNER CORPORATION		COMMERCE BANK, N.A., as a Bank

By:	/s/	By:	/s/

	Name: Marc G. Naughton		Name: Pamela T. Hill
	Title: CFO/Senior Vice President		Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent, Lead Arranger, Issuing Bank, Swingline Lender and a Bank		UMB BANK, NA., as a Bank

By:	/s/	By:	/s/

	Name: Kelvin S. Liebelt		Name: Robert P. Elbert
	Title: Vice President		Title: Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION, as Documentation Agent and a Bank

By:	/s/

Name: Tim Kyndesen
Title: First Vice President
[Consent of Guarantors to follow]
Schedule 5.12

Consent of Guarantors
     Reference is made to the Guaranty dated as of May 31, 2002, in favor of the Administrative Agent, on behalf of the Banks, the Swingline Lender and the Issuing Bank, to which the undersigned (each a “Guarantor”) are parties, either as an original signatory thereto or pursuant to any subsequent assumption, joinder or other agreements, and any other guaranty executed by any Guarantor in favor of the Administrative Agent or any other Bank Party relating to any indebtedness of the Borrower under any of the Credit Documents (collectively, with respect to each Guarantor, such Guarantor’s “Guaranty”). Capitalized terms used and not defined in this Consent of Guarantors have the meanings given to them in the Credit Agreement referred to in the above Amendment. To induce the Bank Parties to enter into the above Amendment, each Guarantor: (a) consents to the Borrower and the Bank Parties entering into the above Amendment; (b) agrees that the execution, delivery and performance of the above Amendment and any documents or transactions contemplated thereby shall not discharge, limit or otherwise impair the obligations of such Guarantor under such Guarantor’s Guaranty; (c) agrees that such Guarantor’s Guaranty is and remains in full force and effect and is enforceable against such Guarantor in accordance with its terms; (d) waives any defense, claim or right of setoff such Guarantor may have in respect of such Guarantor’s Guaranty, the Credit Agreement, the other Credit Documents or the actions or inactions of any of the Bank Parties; and (e) agrees that none of the Bank Parties has any duty to give such Guarantor notice of or obtain such Guarantor’s consent to the transactions described in the above Amendment, and that the Bank Parties’ giving of notice to such Guarantor and obtainment of such Guarantor’s consent in this instance shall not impose any similar or other duty upon any of the Bank Parties in any future matter or transaction. This Consent of Guarantors may be validly executed and delivered by fax or other electronic transmission and in multiple counterparts and by different parties thereto.

CERNER PROPERTIES, INC., a Delaware corporation		CERNER INTERNATIONAL, INC., a Delaware corporation

By:	/s/	By:	/s/

	Name: Marc G. Naughton		Name: Marc G. Naughton
	Title: Vice President and Treasurer		Title: Treasurer

CERNER MULTUM, INC., a Delaware corporation		CERNER HEALTH CONNECTIONS, INC., a Delaware corporation

By:	/s/	By:	/s/

	Name: Marc G. Naughton		Name: Marc G. Naughton
	Title: Vice President and Treasurer		Title: Vice President and Assistant Treasurer

CERNER PHYSICIAN PRACTICE, INC., a Delaware corporation f/k/a Cerner Health Facts, Inc.		CERNER CITATION, INC., a Delaware corporation

By:	/s/	By:	/s/

	Name: Marc G. Naughton		Name: Marc G. Naughton
	Title: Vice President and Treasurer		Title: Vice President and Treasurer
Schedule 5.12

CERNER INVESTMENT CORP., a Nevada corporation		CERNER DHT, INC., a Delaware corporation

By:	/s/	By:	/s/

	Name: Marc G. Naughton		Name: Marc G. Naughton
	Title: Vice President and Treasurer		Title: Vice President and Treasurer

CERNER CAMPUS REDEVELOPMENT, CORPORATION, a Missouri corporation		CERNER INNOVATION, INC., a Delaware corporation

By:	/s/	By:	/s/

	Name: Marc G. Naughton		Name: Marc G. Naughton
	Title: Vice President and Treasurer		Title: Vice President and Treasurer

CERNER BEYONDNOW, INC., a Kansas corporation		CERNER PROJECT IMPACT, INC., a Delaware corporation

By:	/s/	By:	/s/

	Name: Marc G. Naughton		Name: Marc G. Naughton
	Title: Vice President and Treasurer		Title: Vice President and Treasurer

THE HEALTH EXCHANGE, INC., a Missouri corporation

By:	/s/

Name: Marc G. Naughton
Title: Vice President and Assistant Treasurer
Schedule 5.12